SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900

Date of fiscal year end: May 31, 2019
Date of reporting period: May 31, 2019

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2019

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Participation Fund
AMAPX | AMIPX

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Amana Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Amana Mutual Funds at info@saturna.com.

Beginning on January 29, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Amana Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Performance Summary	(unaudited)

As of May 31, 2019

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	5.35%	8.57%	6.45%	10.70%	9.97%	1.10%

Amana Income Fund Institutional Shares (AMINX)	5.63%	8.84%	6.71%	n/a	n/a	0.87%

Amana Growth Fund Investor Shares (AMAGX)	12.28%	15.78%	12.06%	13.14%	11.31%	1.08%

Amana Growth Fund Institutional Shares (AMIGX)	12.54%	16.05%	12.32%	n/a	n/a	0.85%

Amana Developing World Fund Investor Shares (AMDWX)	-6.70%	0.14%	-2.69%	n/a	n/a	1.31%

Amana Developing World Fund Institutional Shares (AMIDX)	-6.58%	0.30%	-2.48%	n/a	n/a	1.13%

Amana Participation Fund Investor Shares (AMAPX)	4.70%	2.18%	n/a	n/a	n/a	0.87%

Amana Participation Fund Institutional Shares (AMIPX)	4.93%	2.38%	n/a	n/a	n/a	0.62%

As of June 30, 2019
Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	11.37%	9.74%	7.33%	11.28%	10.17%	1.10%

Amana Income Fund Institutional Shares (AMINX)	11.66%	10.00%	7.59%	n/a	n/a	0.87%

Amana Growth Fund Investor Shares (AMAGX)	20.01%	18.38%	13.03%	13.94%	11.55%	1.08%

Amana Growth Fund Institutional Shares (AMIGX)	20.28%	18.65%	13.29%	n/a	n/a	0.85%

Amana Developing World Fund Investor Shares (AMDWX)	2.36%	1.42%	-1.88%	n/a	n/a	1.31%

Amana Developing World Fund Institutional Shares (AMIDX)	2.56%	1.64%	-1.65%	n/a	n/a	1.13%

Amana Participation Fund Investor Shares (AMAPX)	5.53%	2.11%	n/a	n/a	n/a	0.87%

Amana Participation Fund Institutional Shares (AMIPX)	5.65%	2.31%	n/a	n/a	n/a	0.62%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 40 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds’ most recent fiscal period.

(photo omitted)	On the cover: Antelope Canyon in Arizona. Photo by Elizabeth Alm.

Please consider an investment’s objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2019	Annual Report

Fellow Shareowners:

Securities market returns varied over the 12 months ended May 31, 2019. Total return for the S&P 500 Index was 3.78%, and for the broader Dow Jones Islamic Market World Index was 0.37%. Developing markets were poor, with the MSCI Emerging Markets Index falling -8.70%. Islamic fixed-income markets were the best, with the FTSE Sukuk Index jumping 7.24%.

The Amana Fund equity portfolios performed exceptionally well compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 12.28%, Amana Income Investor Shares gained 5.35%, Amana Developing World Investor Shares lost -6.70%, and Amana Participation Investor Shares rose 4.70% for the 12 month period. As expected, lower expenses allowed the Institutional class shares of each Fund to post slightly better returns: Amana Growth 12.54%, Amana Income 5.63%, Amana Developing World -6.58%, and Amana Participation 4.93%. Almost 38% of Amana’s assets are now in Institutional shares.

The Amana Funds follow Islamic principles, which preclude most investments in banking and finance. We favor companies with good sustainability factors, low debt levels, and strong balance sheets.

Strong 2019 Following Mixed 2018

Markets swung with abandon during the year, as euphoria melting to caution brought volatility and doubt. Emerging markets, led by China, suffered as the dollar surged and trade battles commenced. Wars were mostly fought with money, not arms. Global prices for carbon fuels (coal, oil, gas) are weak, as US shale production surges and demand softens. Lower taxes and interest rates are stimulating high employment, especially in technology, while the global supply chain is being rattled by trade revamps. The future, as always, is murky.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That’s why the long-term performance recognition that Amana has received is so important to our shareowners.

As of June 30, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 2% of Morningstar’s “Large Blend” category, out of 548 similar funds surviving for at least 15 years. Amana Growth Investor Shares ranked in the top 6% of the “Large Growth” category, out of 564 similar funds surviving for 15 years. Please refer to “Morningstar Ratings” on pages 6 and 7 for more details.

New Lower Fees

Saturna Capital has voluntarily lowered advisory fees for the Amana equity funds. The Trustees approved the advisory fee reduction beginning with the new fiscal year on June 1, 2019. The lower rates for the Income, Growth, and Developing World Funds are 0.80% on the first $1 billion of a fund’s average daily net assets, 0.70% on the next $1 billion, and 0.60% on assets over $2 billion. There is no change to the 0.50% advisory fee for the Participation Fund.

Saturna Capital also eliminated the transfer agent fee charged to the Amana funds. The lower fees should reduce expenses paid by Fund shareowners, improve long-term performance, and increase attractiveness to potential Amana Fund investors.

Amana Fund Assets Grow 8%

Amana Fund assets grew for the year, with the total up 8% at $3.37 billion. The newest fund is the Participation Fund, whose objectives are capital preservation and current income, consistent with Islamic principles. Participation Fund assets as of May 31, 2019, were $76 million, up 21% from May 31, 2018. The Fund may be especially appealing to investors seeking a balance to the other three Amana Funds, which invest only in equities.

Amana Income Fund – 33 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of trustees. From inception to May 31, 2019 – almost 33 years – the Fund’s Investor Shares provided an average annual return of 8.53% (after expenses). Few investment vehicles have such a long-term record of success.

Annual Report	May 31, 2019	3

As Dr. Mirza and Mr. Kaiser plan for eventual retirement, and as careful stewards, they are working to ensure the established methods of Amana’s successful investing are continued by capable hands in the next generation.

As a group, the five Amana trustees are solidly committed to investing in Amana Mutual Funds. Including their affiliated accounts, they currently have over $25 million invested in the four mutual funds of the Trust.

Morningstar Awards Amana Highest Sustainability Ratings

The Morningstar Sustainability Rating™ for funds gives investors across the globe a way to compare mutual fund portfolios based on an independent measure of sustainability. The Morningstar ratings are calculated using fund holdings data underpinned with company-level environmental, social, and governance (ESG) information from Sustainalytics, a leading provider of ESG research. Both Amana Income and Amana Growth Funds received Morningstar’s highest “5 Globe” Sustainability Rating at May 31, 2019, and the Amana Developing World Fund received a “4 Globe” rating.

The Income Fund ranked in the third percentile of 1,197 funds in its category, and the Growth Fund ranked in the first percentile of 1,229 funds in its category. The Developing World Fund ranked in the 20th percentile of 711 funds in its category.

Morningstar also awards “Low Carbon” designations for funds which allow investors to identify low-carbon funds within the global universe (see page 7).

We believe the excellent ratings the Amana equity funds received provide strong evidence of the linkage between Islamic and sustainable investing. Investors are cautioned, however, that more than 150 vendors offer “sustainable” investments data, and that no accepted global measurement yet exists.

Respectfully,

(photo omitted)

Nicholas Kaiser,

President

(photo omitted)

M. Yaqub Mirza,

Independent Board Chairman

Amana Funds Portfolio Managers

(photo omitted)	Nicholas Kaiser MBA, CFA® Amana Income Fund, Amana Growth Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Amana Participation Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Amana Developing World Fund Portfolio Manager Amana Income Fund, Amana Growth Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Amana Participation Fund Deputy Portfolio Manager

(photo omitted)	Monem Salam MBA Amana Income Fund, Amana Growth Fund, Amana Developing World Fund Deputy Portfolio Manager

4	May 31, 2019	Annual Report

Morningstar Sustainability Ratings™	As of May 31, 2019	(unaudited)

At Saturna Capital, we have long described ourselves as value and values-based investors. We believe our approach improves the likelihood of achieving superior investment results over the long term. Our approach also leads to investment portfolios we can be proud of from the perspective of Environmental, Social, and Governance (ESG) issues. Morningstar partners with leading ESG research firm Sustainalytics to produce the Morningstar Sustainability Rating™ – here are the rated Amana Fund’s fiscal year-end results:

Amana Income Fund		Amana Growth Fund

Investor Shares (AMANX)	Ø Ø Ø Ø Ø	Investor Shares (AMAGX)	Ø Ø Ø Ø Ø

Institutional Shares (AMINX)	Ø Ø Ø Ø Ø	Institutional Shares (AMIGX)	Ø Ø Ø Ø Ø

Percent Rank in Category: 3		Percent Rank in Category: 1

Among 1,197 Large Blend Funds		Among 1,229 Large Growth Funds

Amana Developing World Fund

Investor Shares (AMDWX)	Ø Ø Ø Ø Ø

Institutional Shares (AMIDX)	Ø Ø Ø Ø Ø

Percent Rank in Category: 20

Among 711 Diversified Emerging Markets Funds

The Morningstar Sustainability Rating™ gives investors across the globe a way to compare fund portfolios based on a standard measure of sustainability. The rating is a holdings-based calculation using company-level environmental, social, and governance (ESG) analytics from Sustainalytics.

The Morningstar Sustainability Rating is not based on fund performance and is not equivalent to the Morningstar Rating (“Star Rating”).

© 2019 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Sustainability Ratings are as of May 31, 2019. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund	95%
Amana Growth Fund	92%
Amana Developing World Fund	76%

The Funds’ portfolios are actively managed and are subject to change, which may result in a different Morningstar Sustainability Score and Rating.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Participation Fund has not yet received a Morningstar Sustainability Rating.

Annual Report	May 31, 2019	5

Morningstar Ratings (as of May 31, 2019)						(unaudited)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êê	êê	êê	n/a	êê

% Rank in Category	18	82	81	90	1	n/a

Institutional Shares (AMINX)	n/a	êê	êê	¶ ¶	n/a	êê

% Rank in Category	17	79	78	88	1	n/a

Number of Funds in Category	1,404	1,197	1,065	808	546	1,197

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêê	êêêê	êêê	n/a	êêêê

% Rank in Category	4	26	29	71	6	n/a

Institutional Shares (AMIGX)	n/a	êêêê	êêêê	¶ ¶¶	n/a	êêêê

% Rank in Category	4	24	24	68	5	n/a

Number of Funds in Category	1,382	1,229	1,097	811	563	1,229

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	ê	ê	n/a	n/a	ê

% Rank in Category	35	99	97	n/a	n/a	n/a

Institutional Shares (AMIDX)	n/a	ê	êê	n/a	n/a	êê

% Rank in Category	34	99	95	n/a	n/a	n/a

Number of Funds in Category	838	711	555	n/a	n/a	711

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	ê	n/a	n/a	n/a	ê

% Rank in Category	55	98	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	ê	n/a	n/a	n/a	ê

% Rank in Category	50	96	n/a	n/a	n/a	n/a

Number of Funds in Category	293	236	n/a	n/a	n/a	236

[1]

Source: Morningstar May 31, 2019 and June 30, 2019. Morningstar, Inc. is an independent fund performance monitor. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

Performance data quoted in this report represents past performance, is after expenses paid by a fund, is before any taxes payable by shareowners, and is no guarantee of future results.

6	May 31, 2019	Annual Report

Morningstar Ratings (as of June 30, 2019)						(unaudited)

Morningstar™ Ratings[1]	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êê	êê	êê	n/a	êê

% Rank in Category	20	90	82	91	2	n/a

Institutional Shares (AMINX)	n/a	êê	êê	¶ ¶	n/a	êê

% Rank in Category	18	89	79	89	1	n/a

Number of Funds in Category	1,408	1,205	1,066	809	548	1,205

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêê	êêêê	êêê	n/a	êêêê

% Rank in Category	3	32	28	70	6	n/a

Institutional Shares (AMIGX)	n/a	êêêê	êêêê	¶ ¶¶	n/a	êêêê

% Rank in Category	3	31	24	66	6	n/a

Number of Funds in Category	1,383	1,235	1,100	812	564	1,235

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	ê	ê	n/a	n/a	ê

% Rank in Category	37	99	97	n/a	n/a	n/a

Institutional Shares (AMIDX)	n/a	ê	ê	n/a	n/a	ê

% Rank in Category	35	99	95	n/a	n/a	n/a

Number of Funds in Category	837	712	560	n/a	n/a	712

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	ê	n/a	n/a	n/a	ê

% Rank in Category	95	96	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	ê	n/a	n/a	n/a	ê

% Rank in Category	94	95	n/a	n/a	n/a	n/a

Number of Funds in Category	294	236	n/a	n/a	n/a	236

Morningstar Carbon Metrics (as of March 31, 2019)	(unaudited)

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as these in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil and Gas Products and Services.

To receive the Low Carbon designation a fund must have Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Amana Income Fund was rated on 95% and Amana Growth Fund was rated on 90% of assets under management.

Annual Report	May 31, 2019	7

Amana Income Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMANX)	5.35%	6.45%	10.70%	1.10%

Institutional Shares (AMINX)[2]	5.63%	6.71%	n/a	0.87%

S&P 500 Index	3.78%	9.65%	13.93%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2009, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $27,626 versus $36,894 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings

% of Total Net Assets

Eli Lilly	5.6%

Microsoft	5.3%

McCormick & Co	4.3%

Honeywell International	3.9%

Pfizer	3.7%

Canadian National Railway	3.7%

Rockwell Automation	3.5%

Carlisle	3.4%

Illinois Tool Works	3.3%

Parker Hannifin	3.3%

Portfolio Diversification

% of Total Net Assets

Large Pharma	19.0%	∎
Household Products	7.8%	∎
Basic & Diversified Chemicals	6.6%	∎
Semiconductor Devices	6.3%	∎
Specialty Chemicals	5.6%	∎
Commercial & Residential Building Equipment & Systems	5.5%	∎
Packaged Food	5.4%	∎
Infrastructure Software	5.3%	∎
Rail Freight	3.7%	∎
Measurement Instruments	3.5%	∎
Non Wood Building Materials	3.4%	∎
Flow Control Equipment	3.3%	∎
Industrial Machinery	3.3%	∎
Automotive Retailers	3.0%	∎
Other Industries < 3.0	15.6%	∎
Other Assets (net of liabilities)	2.7%	∎

8	May 31, 2019	Annual Report

Amana Income Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2019

For the fiscal year ended May 31, 2019, the Amana Income Fund Investor Shares returned 5.35%. Reflecting its lower expense structure, Amana Income Fund Institutional Shares returned 5.63% for the year. Both outperformed the broad S&P 500 Index, up 3.78%.

Amana Income Investor Shares paid qualified income dividends totaling 62¢ per share, and the Institutional Shares paid 75¢ per share in qualified income dividends. All owners received a capital gain distribution of $2.38 per share. Careful attention lowered the expense ratios to 1.10% for Investor Shares and 0.86% for Institutional Shares. Shareowner redemptions exceeded new investments, and total Fund assets fell 4.2% during fiscal 2019.

For the 15 years ended May 31, 2019, the Amana Income Investor Shares provided an average annual total return of 9.97%. And for the almost 33 years since the Fund’s inception on June 23, 1986, it has provided investors a average annual compounded return of 8.53%.

Factors Affecting Past Performance

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s have now staked their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions are buoyant. Despite record-low unemployment rates, inflation remains subdued, while corporate profitability and consumer confidence are robust. Conditions over the past several years have contributed to a go-go mentality and income-oriented value stocks have been relatively lackluster performers.

The Amana Income Fund follows an investing strategy that has served investors well over the years, buying only dividend-paying equities of financially strong companies. Avoiding leveraged and financial stocks again reduced risks during the year, as the market’s focus changed to slower growth, overvaluations, and growing financial sector risks.

Being underweight the Information Technology sector was the largest detractor to Fund returns during the year, followed by being overweight in Industrials. This value sector has been weak for several years and is currently coming under pressure due to trade uncertainty. Consumer Staples and Health Care provided positive returns. We had no positions in the Energy sector, which helped our performance as these issues were weak. Having no positions in Real Estate or Utilities was slightly detrimental to results. We maintained low levels of cash reserves, generally in the neighborhood of 3%. Most of our positions are held at significant gains over their original cost, and we again managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 6% in each of the following industries: Large Pharma, Household Products, Chemicals, Semiconductors, and Building Equipment.

We closed our positions in Nike, Garrett Motion, and JM Smucker.

Concerned about climate change, we are pleased to report that Morningstar designated Amana Income Fund as a “Low Carbon” fund (see page 7).

As values-based investors, we are pleased that Morningstar rated Amana Income Fund in the top 3% for sustainability out of 1,197 funds in its “Large Blend Funds” category for the period ended May 31, 2019 (see page 5).

Looking Forward

The Fund holds no positions in the Energy, Real Estate, or Utility sectors, and no bonds or interest-paying securities – all issues likely to decline in price from rising interest rates.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

An extraordinary era of low interest rates fueled upward moves in economies and markets. The US economy is in a “goldilocks” phase, with employment for those who want it, and little need for more government stimulus.

We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead. Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, income producing securities judged likely to appreciate. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price long-term.

Annual Report	May 31, 2019	9

Amana Income Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Automotive Retailers

Genuine Parts	382,000	$15,016,749	$37,779,800	3.0%

Home Improvement

Stanley Black & Decker	100,000	6,793,209	12,722,000	1.0%

		21,809,958	50,501,800	4.0%

Consumer Staples

Beverages

PepsiCo	250,000	15,481,726	32,000,000	2.5%

Household Products

Colgate-Palmolive	524,000	18,364,705	36,480,880	2.9%

Dow	213,666	7,217,851	9,991,022	0.8%

Kimberly-Clark	230,000	13,960,736	29,414,700	2.3%

Procter & Gamble	40,000	2,317,748	4,116,400	0.3%

Unilever ADR	325,000	8,850,327	19,795,750	1.5%

		50,711,367	99,798,752	7.8%

Packaged Food

General Mills	300,000	8,738,297	14,832,000	1.1%

McCormick & Co	350,000	19,137,926	54,614,000	4.3%

		27,876,223	69,446,000	5.4%

		94,069,316	201,244,752	15.7%

Health Care

Large Pharma

AbbVie	380,000	12,238,643	29,149,800	2.3%

Bristol-Myers Squibb	650,000	15,185,381	29,490,500	2.3%

Eli Lilly	620,000	22,314,728	71,882,800	5.6%

GlaxoSmithKline ADR	381,107	13,360,123	14,725,975	1.1%

Johnson & Johnson	230,000	16,782,694	30,164,500	2.4%

Novartis ADR	235,400	10,919,562	20,159,656	1.6%

Pfizer	1,150,000	20,853,910	47,748,000	3.7%

		111,655,041	243,321,231	19.0%

Life Science Equipment

Abbott Laboratories	350,000	8,392,885	26,645,500	2.1%

		120,047,926	269,966,731	21.1%

Industrials

Aircraft & Parts

United Technologies	160,000	8,150,538	20,208,000	1.6%

Continued on next page.

10	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Commercial & Residential Building Equipment & Systems

Honeywell International	300,000	$12,025,212	$49,293,000	3.9%

Johnson Controls International	500,000	15,219,297	19,260,000	1.5%

Resideo Technologies[1]	50,000	394,756	984,000	0.1%

		27,639,265	69,537,000	5.5%

Flow Control Equipment

Parker Hannifin	275,000	12,527,667	41,888,000	3.3%

Industrial Distribution & Rental

W.W. Grainger	80,000	7,590,798	20,935,200	1.6%

Industrial Machinery

Illinois Tool Works	300,000	14,672,460	41,892,000	3.3%

Measurement Instruments

Rockwell Automation	300,000	13,657,124	44,655,000	3.5%

Rail Freight

Canadian National Railway	534,000	12,727,273	47,307,060	3.7%

		96,965,125	286,422,260	22.5%

Materials

Agricultural Chemicals

Nutrien	170,000	10,824,481	8,285,800	0.7%

Basic & Diversified Chemicals

Air Products & Chemicals	200,000	11,099,528	40,718,000	3.2%

Alcon[1]	47,080	1,493,136	2,739,114	0.2%

Linde	160,000	11,306,949	28,888,000	2.2%

Methanex	300,000	5,849,587	12,441,000	1.0%

		29,749,200	84,786,114	6.6%

Containers & Packaging

3M	200,000	13,704,248	31,950,000	2.5%

Non Wood Building Materials

Carlisle	330,000	9,208,050	43,992,300	3.4%

Specialty Chemicals

DowDuPont	641,000	14,808,058	19,563,320	1.5%

PPG Industries	400,000	13,211,578	41,860,000	3.3%

RPM International	180,000	3,642,493	9,633,600	0.8%

		31,662,129	71,056,920	5.6%

Steel Raw Material Suppliers

Rio Tinto ADR	120,000	6,934,284	6,951,600	0.5%

		102,082,392	247,022,734	19.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	11

Amana Income Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 97.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Infrastructure Software

Cisco Systems	150,000	$7,097,753	$7,804,500	0.6%

Infrastructure Software

Microsoft	550,000	11,610,585	68,024,000	5.3%

Semiconductor Devices

Intel	900,000	19,537,540	39,636,000	3.1%

Microchip Technology	504,000	13,974,829	40,335,120	3.2%

		33,512,369	79,971,120	6.3%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	850,048	8,455,615	32,599,341	2.5%

		60,676,322	188,398,961	14.7%

Total investments		$495,651,039	1,243,557,238	97.3%

Other assets (net of liabilities)			34,776,829	2.7%

Total net assets			$1,278,334,067	100.0%

1 Non-income producing

ADR: American Depository Receipt

12	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $495,651,039)	$1,243,557,238

Cash	32,416,785

Dividends receivable	4,434,652

Receivable for fund shares sold	650,007

Prepaid expenses	16,468

Insurance reserve premium	2,528

Total assets	1,281,077,678

Liabilities

Payable for fund shares redeemed	1,296,141

Accrued advisory fees	930,109

Distributions payable	283,887

Accrued distribution fee	177,861

Accrued other expenses	40,486

Accrued retirement plan custodial fees	12,311

Accrued transfer agent fees	2,474

Accrued Chief Compliance Officer expenses	342

Total liabilities	2,743,611

Net Assets	$1,278,334,067

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$489,549,750

Total distributable earnings	788,784,317

Net assets applicable to Fund shares outstanding	$1,278,334,067

Net asset value per Investor Share	AMANX

Net assets, at value	$805,610,435

Shares outstanding	16,671,751

Net asset value, offering and redemption price per share	$48.32

Net asset value per Institutional Share	AMINX

Net assets, at value	$472,723,632

Shares outstanding	9,824,403

Net asset value, offering and redemption price per share	$48.12

Statement of Operations

Year ended May 31, 2019

Investment income

Dividend income (Net of foreign taxes of $697,210)	$31,034,447

Miscellaneous income	6,469

Total investment income	31,040,916

Expenses

Investment adviser fees	10,997,138

Distribution fees – Investor Shares	2,156,144

Professional fees	87,497

Printing and postage	82,717

Custodian fees	60,810

Filing and registration fees	59,804

Retirement plan custodial fees

Investor Shares	44

Institutional Shares	46,175

Other expenses	38,686

Chief Compliance Officer expenses	37,818

Trustee fees	36,328

Transfer agent fees

Investor Shares	12,430

Institutional Shares	16,355

Total gross expenses	13,631,946

Less custodian fee credits	(56,225)

Net expenses	13,575,721

Net investment income	$17,465,195

Net realized gain from investments and foreign currency	$57,106,845

Net decrease in unrealized appreciation on investments	(3,219,912)

Net gain on investments	$53,886,933

Net increase in net assets resulting from operations	$71,352,128

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	13

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2019	Year ended May 31, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$17,465,195	$16,763,526

Net realized gain on investment	57,106,845	70,428,803

Net increase (decrease) in unrealized appreciation	(3,219,912)	16,775,751

Net increase in net assets	71,352,128	103,968,080

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(49,813,636)	(54,470,931)

Net dividend and distribution to shareholders – Institutional Shares	(28,666,829)	(26,519,827)

Total distributions	(78,480,465)	(80,990,758	)A

Capital share transactions

Proceeds from the sale of shares

Investor Shares	63,387,840	80,910,259

Institutional Shares	97,706,279	124,277,086

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	48,640,175	53,345,382

Institutional Shares	27,320,782	25,273,099

Cost of shares redeemed

Investor Shares	(185,526,479)	(227,913,720)

Institutional Shares	(100,288,010)	(74,245,172)

Total capital share transactions	(48,759,413)	(18,353,066)

Total increase (decrease) in net assets	(55,887,750)	4,624,256

Net assets

Beginning of year	1,334,221,817	1,329,597,561

End of year	$1,278,334,067	$1,334,221,817	B

Shares of the Fund sold and redeemed

Investor Shares (AMANX)

Number of shares sold	1,278,252	1,599,782

Number of shares issued in reinvestment of dividends and distributions	1,069,793	1,046,923

Number of shares redeemed	(3,722,074)	(4,524,252)

Net decrease in number of shares outstanding	(1,374,029)	(1,877,547)

Institutional Shares (AMINX)

Number of shares sold	1,954,749	2,465,304

Number of shares issued in reinvestment of dividends and distributions	602,402	498,370

Number of shares redeemed	(2,002,694)	(1,473,507)

Net increase in number of shares outstanding	554,457	1,490,167

A	Includes net investment income distributions of $10,372,652 and $6,425,892 and realized gain distributions of $44,098,279 and $20,093,935 for Investor Shares and Institutional Shares, respectively.
B	Includes undistributed net investment income of $76,167.

14	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$48.91	$48.03	$44.35	$47.01	$45.34

Income from investment operations

Net investment incomeA	0.61	0.58	0.59	0.62	0.58

Net gains (losses) on securities (both realized and unrealized)	1.80	3.28	4.90	(0.38)	2.10

Total from investment operations	2.41	3.86	5.49	0.24	2.68

Less distributions

Dividends (from net investment income)	(0.62)	(0.57)	(0.58)	(0.65)	(0.60)

Distributions (from capital gains)	(2.38)	(2.41)	(1.23)	(2.25)	(0.41)

Total distributions	(3.00)	(2.98)	(1.81)	(2.90)	(1.01)

Net asset value at end of period	$48.32	$48.91	$48.03	$44.35	$47.01

Total Return	5.35%	7.82%	12.67%	0.81%	5.94%

Ratios / supplemental data

Net assets ($000), end of period	$805,610	$882,571	$956,977	$1,047,345	$1,357,567

Ratio of expenses to average net assets

Before custodian fee credits	1.11%	1.13%	1.13%	1.15%	1.13%

After custodian fee credits	1.10%	1.12%	1.12%	1.14%	1.12%

Ratio of net investment income after custodian fee credits to average net assets	1.22%	1.14%	1.29%	1.41%	1.26%

Portfolio turnover rate	1%	1%	1%	0%	0%

Institutional Shares (AMINX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$48.72	$47.90	$44.30	$46.97	$45.30

Income from investment operations

Net investment incomeA	0.74	0.70	0.70	0.75	0.72

Net gains (losses) on securities (both realized and unrealized)	1.79	3.26	4.90	(0.40)	2.09

Total from investment operations	2.53	3.96	5.60	0.35	2.81

Less distributions

Dividends (from net investment income)	(0.75)	(0.73)	(0.77)	(0.77)	(0.73)

Distributions (from capital gains)	(2.38)	(2.41)	(1.23)	(2.25)	(0.41)

Total distributions	(3.13)	(3.14)	(2.00)	(3.02)	(1.14)

Net asset value at end of period	$48.12	$48.72	$47.90	$44.30	$46.97

Total Return	5.63%	8.05%	12.96%	1.06%	6.22%

Ratios / supplemental data

Net assets ($000), end of period	$472,724	$451,651	$372,621	$235,928	$150,831

Ratio of expenses to average net assets

Before custodian fee credits	0.87%	0.89%	0.89%	0.90%	0.88%

After custodian fee credits	0.86%	0.88%	0.89%	0.89%	0.87%

Ratio of net investment income after custodian fee credits to average net assets	1.47%	1.39%	1.52%	1.71%	1.54%

Portfolio turnover rate	1%	1%	1%	0%	0%

A	Calculated using average shares outstanding

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	15

Amana Growth Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAGX)	12.28%	12.06%	13.14%	1.08%

Institutional Shares (AMIGX)[2]	12.54%	12.32%	n/a	0.85%

S&P 500 Index	3.78%	9.65%	13.93%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2009, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $34,371 versus $36,894 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Adobe Systems	6.1%

Intuit	5.5%

Church & Dwight	4.5%

Apple	4.4%

Cisco Systems	3.9%

Estee Lauder, Class A	3.7%

Harris	3.7%

TJX Companies	3.5%

Xilinx	3.1%

Agilent Technologies	3.0%

Portfolio Diversification

% of Total Net Assets

Application Software	13.6%	∎
Household Products	10.1%	∎
Communications Equipment	8.3%	∎
Large Pharma	7.2%	∎
Semiconductor Devices	5.8%	∎
Rail Freight	5.4%	∎
Semiconductor Manufacturing	5.3%	∎
Measurement Instruments	4.9%	∎
Biotech	3.9%	∎
Aircraft & Parts	3.7%	∎
Specialty Apparel Stores	3.5%	∎
Life Science Equipment	3.0%	∎
Other Industries < 3.0%	16.9%	∎

Other Assets (net of liabilities)	8.4%	∎

16	May 31, 2019	Annual Report

Amana Growth Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2019

For the fiscal year ended May 31, 2019, Amana Growth Fund Investor Shares total return was 12.28% (versus 16.76% the year before). Reflecting its lower expense structure, Amana Growth Fund Institutional Shares returned 12.54% for the year. Both significantly outperformed the broad S&P 500 Index, up 3.78%.

While income is not an investment objective, the Fund paid another qualified income dividend (16.4¢ per Investor Share and 21.6¢ per Institutional Share). All owners received a capital gain distribution of $1.037 per share. Careful attention kept the expense ratio in check: 1.08% for Investor Shares and 0.85% for Institutional Shares. The Fund’s total net assets increased 17% during the fiscal year, aided by purchases exceeding redemptions.

For the 15 years ended May 31, 2019, Investor Shares of the Fund provided an average annual total return of 11.31%. And for the period since the Fund’s inception on February 3, 1994, the Investor Shares have provided a average annual compounded return of 10.81%. Our low turnover Islamic investment style and this year’s capital growth has led to our portfolio’s market value being 3.83 times its cost basis.

Factors Affecting Past Performance

The 1960s and the 1990s were decades of nearly uninterrupted economic growth and the 2010s have now staked their longevity claim. The last time the economy contracted for two consecutive quarters (the standard definition of a recession) was in the first two quarters of 2009, and current conditions are buoyant. Despite record-low unemployment rates, inflation remains subdued, while corporate profitability and consumer confidence are robust. Conditions over the past several years have contributed to a go-go mentality that favors growth over value stocks.

The Amana Growth Fund follows a value strategy that has served investors well over the years. Results in the past two years far exceeded standard market averages. Avoiding leveraged and financial stocks reduces risks, as the market is changing to reflect slower growth.

The portfolio benefited from positive returns across almost all sectors in which we participated, led by Information Technology, Industrials, and Consumer Staples. Comparatively, we suffered from no participation in Real Estate and Utilities. We maintained cash reserves of less than 5%, with a slightly negative effect. Most of our positions are held at significant gains over their original cost, and we managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 5% in each of the following industries: Application Software, Household Products, Communications Equipment, Large Pharmaceuticals, and Semiconductors.

We closed our positions in Convergys, Dentsply Sirona, and Alphabet.

Concerned about climate change, we are pleased to report that Morningstar designated Amana Growth Fund as a “Low Carbon” fund (see page 7).

As values-based investors, we are pleased that Morningstar rated Amana Growth Fund in the top 1% for sustainability out of 1,229 funds in its “Large Growth” fund category for the period ended May 31, 2019 (see page 5).

Looking Forward

The Fund holds no positions in the Real Estate or Utility industries, and no bonds or interest-paying securities – all issues likely to decline in price from rising interest rates.

At this point, the greatest risk to continued economic buoyancy appears to be trade friction, a development that could spin out of control or be contained rather easily with greater flexibility. Economic policies can and do change frequently.

An extraordinary era of low interest rates fueled upward moves in economies and markets. The US economy is in a “goldilocks” phase, with employment for those who want it, and little need for more government stimulus.

We must be vigilant in the coming months for signs of a recession – we believe a riskier period looms ahead. Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price long-term.

Annual Report	May 31, 2019	17

Amana Growth Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media

Alphabet, Class A1	25,000	$7,117,638	$27,662,500	1.4%

		7,117,638	27,662,500	1.4%

Consumer Discretionary

Home Products Stores

Lowe’s	400,000	8,620,300	37,312,000	1.9%

Specialty Apparel Stores

TJX Companies	1,400,000	15,131,550	70,406,000	3.5%

		23,751,850	107,718,000	5.4%

Consumer Staples

Beverages

PepsiCo	235,000	14,445,016	30,080,000	1.5%

Household Products

Church & Dwight	1,200,000	21,472,365	89,292,000	4.5%

Clorox	250,000	13,936,595	37,202,500	1.9%

Estee Lauder, Class A	458,594	16,624,230	73,847,392	3.7%

		52,033,190	200,341,892	10.1%

		66,478,206	230,421,892	11.6%

Health Care

Biotech

Amgen	355,000	18,341,781	59,178,500	3.0%

Celgene[1]	200,000	7,547,036	18,758,000	0.9%

		25,888,817	77,936,500	3.9%

Large Pharma

Eli Lilly	350,000	12,007,975	40,579,000	2.0%

Johnson & Johnson	420,000	25,247,247	55,083,000	2.8%

Novo Nordisk ADR	1,002,195	7,665,243	47,303,604	2.4%

		44,920,465	142,965,604	7.2%

Life Science Equipment

Agilent Technologies	900,000	16,302,137	60,345,000	3.0%

Medical Devices

Stryker	300,000	15,657,168	54,972,000	2.8%

		102,768,587	336,219,104	16.9%

Industrials

Aircraft & Parts

Harris	390,000	$11,806,300	$73,004,100	3.7%

Building Sub Contractors

EMCOR Group	682,750	14,388,860	55,002,340	2.8%

Continued on next page.

18	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Industrial Distribution & Rental

Fastenal	1,200,000	$13,668,571	$36,708,000	1.8%

Measurement Instruments

Keysight Technologies[1]	500,000	8,390,911	37,565,000	1.9%

Trimble[1]	1,500,000	15,966,794	59,850,000	3.0%

		24,357,705	97,415,000	4.9%

Metalworking Machinery

Lincoln Electric Holdings	360,000	8,253,710	27,338,400	1.4%

Rail Freight

Norfolk Southern	300,000	16,971,675	58,542,000	2.9%

Union Pacific	300,000	16,986,609	50,034,000	2.5%

		33,958,284	108,576,000	5.4%

		106,433,430	398,043,840	20.0%

Technology

Application Software

Adobe Systems[1]	450,000	14,116,250	121,905,000	6.1%

Intuit	450,000	15,564,740	110,182,500	5.5%

SAP ADR	316,379	19,947,795	38,939,927	2.0%

		49,628,785	271,027,427	13.6%

Communications Equipment

Apple	504,000	1,526,905	88,235,280	4.4%

Cisco Systems	1,500,000	26,759,130	78,045,000	3.9%

		28,286,035	166,280,280	8.3%

Information Services

Gartner[1]	180,000	6,186,410	27,234,000	1.4%

Infrastructure Software

Oracle	650,000	12,885,855	32,890,000	1.7%

Semiconductor Devices

Qualcomm	800,000	30,482,851	53,456,000	2.7%

Xilinx	600,000	14,947,540	61,386,000	3.1%

		45,430,391	114,842,000	5.8%

Semiconductor Manufacturing

ASML Holding	308,000	10,937,644	57,919,400	2.9%

Taiwan Semiconductor ADR	1,222,471	12,765,781	46,881,763	2.4%

		23,703,425	104,801,163	5.3%

Technology Distributors

SYNNEX	44,335	3,139,140	3,844,288	0.2%

		169,260,041	720,919,158	36.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	19

Amana Growth Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Total investments		$475,809,752	$1,820,984,494	91.6%

Other assets (net of liabilities)			166,958,110	8.4%

Total net assets			$1,987,942,604	100.0%

[1]	Non-income producing security

ADR: American Depositary Receipt

20	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $475,809,752)	$1,820,984,494

Cash	165,021,489

Dividends receivable	4,118,141

Receivable for security sales	972,631

Prepaid expenses	21,380

Total assets	1,991,118,135

Liabilities

Payable for fund shares redeemed	1,436,241

Accrued advisory fees	1,390,710

Accrued distribution fee	279,217

Accrued other expenses	46,214

Accrued retirement plan custodial fees	15,166

Accrued Chief Compliance Officer expenses	4,598

Accrued transfer agent fees	3,385

Total liabilities	3,175,531

Net Assets	$1,987,942,604

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$615,112,112

Total distributable earnings	1,372,830,492

Net assets applicable to Fund shares outstanding	$1,987,942,604

Net asset value per Investor Share	AMAGX

Net assets, at value	$1,263,422,705

Shares outstanding	32,139,955

Net asset value, offering and redemption price per share	$39.31

Net asset value per Institutional Share	AMIGX

Net assets, at value	$724,519,899

Shares outstanding	18,347,991

Net asset value, offering and redemption price per share	$39.49

Statement of Operations

Year ended May 31, 2019

Investment income

Dividend income (net of foreign taxes of $949,454)	$26,401,830

Miscellaneous income	10,721

Total investment income	26,412,551

Expenses

Investment adviser fees	14,999,230

Distribution fees – Investor Shares	3,048,273

Printing and postage	108,078

Professional fees	99,193

Custodian fees	84,713

Filing and registration fees	63,720

Retirement plan custodial fees

Investor Shares	58

Institutional Shares	60,846

Chief Compliance Officer expenses	51,282

Other expenses	46,059

Trustee fees	43,562

Transfer agent fees

Investor Shares	15,917

Institutional Shares	21,136

Total gross expenses	18,642,067

Less custodian fee credits	(78,343)

Net expenses	18,563,724

Net investment income	$7,848,827

Net realized gain from investments	$29,506,465

Net increase in unrealized appreciation on investments	173,399,521

Net gain on investments	$202,905,986

Net increase in net assets resulting from operations	$210,754,813

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	21

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2019	Year ended May 31, 2018

Increase in net assets from operations

From operations

Net investment income	$7,848,827	$8,628,264

Net realized gain on investment	29,506,465	70,590,913

Net increase in unrealized appreciation	173,399,521	175,196,961

Net increase in net assets	210,754,813	254,416,138

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(37,356,371)	(113,616,588)

Net dividend and distribution to shareholders – Institutional Shares	(21,006,207)	(53,356,168)

Total distributions	(58,362,578)	(166,972,756	)A

Capital share transactions

Proceeds from the sale of shares

Investor Shares	204,466,949	105,685,229

Institutional Shares	173,383,938	124,699,923

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	36,565,220	111,640,320

Institutional Shares	19,415,315	50,075,029

Cost of shares redeemed

Investor Shares	(215,195,591)	(254,372,394)

Institutional Shares	(86,530,609)	(77,913,676)

Total capital share transactions	132,105,222	59,814,431

Total increase in net assets	284,497,457	147,257,813

Net assets

Beginning of year	1,703,445,147	1,556,187,334

End of year	1,987,942,604	1,703,445,147	B

Shares of the Fund sold and redeemed

Investor Shares (AMAGX)

Number of shares sold	5,271,533	2,920,675

Number of shares issued in reinvestment of dividends and distributions	1,067,598	3,193,373

Number of shares redeemed	(5,592,854)	(7,067,832)

Net increase (decrease) in number of shares outstanding	746,277	(953,784)

Institutional Shares (AMIGX)

Number of shares sold	4,468,564	3,459,330

Number of shares issued in reinvestment of dividends and distributions	564,891	1,428,674

Number of shares redeemed	(2,241,542)	(2,155,787)

Net increase in number of shares outstanding	2,791,913	2,732,217

A	Includes net investment income distributions of $5,151,503 and $3,497,801 and realized gain distributions of $108,465,085 and $49,858,367 for Investor Shares and Institutional Shares, respectively.
B	Includes undistributed net investment income of $4,194,241.

22	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017		2016	2015

Net asset value at beginning of period	$36.24	$34.42	$33.05		$35.14	$33.22

Income from investment operations

Net investment incomeA	0.13	0.16	0.17		0.18	0.13

Net gains on securities (both realized and unrealized)	4.14	5.47	5.30		0.09	4.02

Total from investment operations	4.27	5.63	5.47		0.27	4.15

Less distributions

Dividends (from net investment income)	(0.16)	(0.17)	(0.22)		(0.17)	(0.13)

Distributions (from capital gains)	(1.04)	(3.64)	(3.88)		(2.19)	(2.10)

Total distributions	(1.20)	(3.81)	(4.10)		(2.36)	(2.23)

Net asset value at end of period	$39.31	$36.24	$34.42		$33.05	$35.14

Total Return	12.28%	16.76%	18.38%		1.06%	12.66%

Ratios / supplemental data

Net assets ($000), end of period	$1,263,423	$1,137,705	$1,113,440		$1,286,511	$1,879,365

Ratio of expenses to average net assets

Before custodian fee credits	1.08%	1.09%	1.10%		1.09%	1.08%

After custodian fee credits	1.08%	1.09%	1.09%		1.09%	1.08%

Ratio of net investment income after custodian fee credits to average net assets	0.34%	0.45%	0.52%		0.54%	0.38%

Portfolio turnover rate	0%	0%	0%	B	0%	0%

Institutional Shares (AMIGX)	Year ended May 31

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017		2016	2015

Net asset value at beginning of period	$36.37	$34.53	$33.11		$35.17	$33.23

Income from investment operations

Net investment incomeA	0.23	0.25	0.26		0.29	0.25

Net gains on securities (both realized and unrealized)	4.15	5.49	5.31		0.07	3.97

Total from investment operations	4.38	5.74	5.57		0.36	4.22

Less distributions

Dividends (from net investment income)	(0.22)	(0.26)	(0.27)		(0.23)	(0.18)

Distributions (from capital gains)	(1.04)	(3.64)	(3.88)		(2.19)	(2.10)

Total distributions	(1.26)	(3.90)	(4.15)		(2.42)	(2.28)

Net asset value at end of period	$39.49	$36.37	$34.53		$33.11	$35.17

Total Return	12.54%	17.03%	18.67%		1.31%	12.88%

Ratios / supplemental data

Net assets ($000), end of period	$724,520	$565,740	$442,747		$457,898	$172,281

Ratio of expenses to average net assets

Before custodian fee credits	0.84%	0.86%	0.86%		0.85%	0.83%

After custodian fee credits	0.84%	0.86%	0.85%		0.85%	0.83%

Ratio of net investment income after custodian fee credits to average net assets	0.58%	0.70%	0.78%		0.89%	0.65%

Portfolio turnover rate	0%	0%	0%	B	0%	0%

A	Calculated using average shares outstanding
B	Amount is less than 0.5%

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	23

Amana Developing World Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMDWX)[2]	-6.70%	-2.69%	n/a	1.31%

Institutional Shares (AMIDX)[2]	-6.58%	-2.48%	n/a	1.13%

MSCI Emerging Markets Index	-8.70%	1.78%	5.02%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $9,537 versus rising to $13,691 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Developing World Fund commenced operations September 28, 2009. Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Tencent Holdings ADR	5.0%

SM Prime Holdings	4.1%

Hong Kong & China Gas	3.4%

Clicks Group	3.4%

VF	3.2%

Unilever ADR	3.0%

Techtronic Industries	3.0%

Colgate-Palmolive	2.9%

Samsung Electronics	2.8%

Telekomunikasi Indonesia ADR	2.7%

Portfolio Diversification

% of Total Net Assets

Household Products	5.9%	∎
Apparel, Footwear & Acc Design	5.2%	∎
Application Software	5.0%	∎
Telecom Carriers	4.7%	∎
Communications Equipment	4.6%	∎
Health Care Facilities	4.2%	∎
Real Estate Owners & Developers	4.1%	∎
Semiconductor Mfg	4.1%	∎
Internet Media	3.7%	∎
Utility Networks	3.7%	∎
Food & Drug Stores	3.4%	∎
Home Improvement	3.0%	∎
Other industries < 3.0%	25.8%	∎
Other assets (net of liabilities)	22.6%	∎

24	May 31, 2019	Annual Report

Amana Developing World Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2019

For the fiscal year ended May 31, 2019, the Amana Developing World Fund Investor Shares returned -6.70% (versus 0.88% the year before). The Fund’s annual return outperformed the MSCI Emerging Markets Index, which returned -8.70%. Reflecting their lower expense structure, the Amana Developing World Fund Institutional Shares returned -6.58% during the same period. The net expense ratio of Amana Developing World Investor Shares was 1.31% versus 1.32% for the year before. During the year, Fund assets fell -3.07%.

Factors Affecting Past Performance

Following very strong performance over the course of 2017 and into early 2018, emerging markets sold off through the remainder of 2018, undoubtedly influenced by the regular cycle of Federal Reserve interest rate hikes. While the market recovered its positive momentum at the start of 2019, a combination of continued trade friction with the US, exacerbated by the US government identifying Chinese telecommunications equipment maker Huawei as a threat to national security, led to a sharp sell-off through the month of May that persisted through the end of the financial year. While the fortunes of Huawei bear little relevance to the majority of emerging market countries, China’s large weight in the Index means that when it sneezes, the emerging markets Index catches cold. Throughout the financial year, the Fund maintained a somewhat larger than typical cash balance, which clearly assisted relative performance in a down market year.

Reviewing sector allocations and performance, the Fund’s largest exposure is to Consumer stocks, divided equally between Cyclicals and Staples. Both detracted from returns during the financial year, with Cyclicals being the more challenged. Apparel, Retail, and Automotive were all negative. Within Staples, Unilever and Colgate-Palmolive, both of which have the majority of their sales in emerging markets, provided positive returns, as did Indonesian instant noodle leader Indofood CBP. These were offset by losses among our Thai and Malaysia hospital investments, along with Thai and Mexican pharmaceutical distributors.

Telecommunications investments follow, which includes internet properties. Our investments in Tencent and Baidu account for the majority of this exposure and both detracted from returns during the fiscal year. On the other hand, our investments in Telekomunikasi Indonesia and Advanced Info Services, Thailand’s largest mobile carrier, provided positive returns.

Industrials were a relative bright spot with transportation companies Kansas City Southern (KSU) and Hong Kong-based Kerry Logistics performing well. KSU has extensive operations throughout Mexico, while Kerry is a beneficiary of China’s “Belt and Road” initiative. Any re-alignment of trade flows due to US-China friction would almost certainly create additional opportunities. Despite the imposition of tariffs, power tool leader Techtronics, which owns the Ryobi and Milwaukee brands, among others, also did well. Taiwan’s Silergy, which produces a wide variety of electronic components, had a difficult year but could benefit from re-domiciling production in China.

During the financial year, Utilities was the best performing sector, led by Hong Kong & China Gas, which contributes to reduced pollution by supplanting China’s coal use through establishing natural gas distribution in a large number of Chinese cities. It was followed by Manila Electric, the largest electricity distributor in the Philippines.

From a regional perspective, the Fund is significantly underweight Asia-Pacific, due entirely to lower than benchmark exposure to China. That was helpful during the financial year and, we believe, will continue to be so. We are also underweight Taiwan and South Korea but continue to seek opportunities. On the other hand, we are overweight SE Asia including Malaysia, Thailand, Indonesia and the Philippines. The Fund remains underweight Latin America Eastern Europe and India, while we have a benchmark exposure to Africa/Middle East. With the ability to invest in developed country companies that operate in the emerging market, we have exposure to the US and Western Europe that is not reflected in the index.

Looking Forward

Easier financial conditions in the United States, as telegraphed by the Federal Reserve, are generally positive for emerging markets’ performance. China may continue to suffer given its burgeoning debt and US trade friction but that could lead to advantages for alternative production bases including Taiwan, Malaysia, Thailand, and Vietnam. While Venezuela’s meltdown has grabbed headlines, market performance in Brazil, Columbia, and Argentina has been improving. Moving north, there have been significant concerns regarding the economic policies of Mexican President Andrés Manuel López Obrador, which were exacerbated by the resignation of the respected Finance Minister. We remain convinced that Russia is a kleptocracy, causing us to maintain our distance. In the Middle East, Turkey’s economic conditions and debt position skew risks to the downside, while President Erdogan has not helped matters by sacking the head of the central bank. We continue to find Eastern Europe challenging terrain for identifying compelling investment candidates. Of course, our investment guidelines permit us to invest in developed world companies that conduct the majority of their operations or derive the majority of their sales in the emerging markets and we will continue to pursue that avenue.

Annual Report	May 31, 2019	25

Amana Developing World Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 77.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Cable & Satellite

MultiChoice Group[2]	3,120	$16,106	$25,974	South Africa	0.1%

Internet Media

Baidu ADR[2]	3,900	309,481	429,000	China	1.4%

Naspers ADR	15,600	832,989	701,532	South Africa	2.3%

		1,142,470	1,130,532		3.7%

Telecom Carriers

Advanced Info Service	99,000	725,933	602,224	Thailand	2.0%

Telekomunikasi Indonesia ADR	30,000	540,800	809,100	Indonesia	2.7%

		1,266,733	1,411,324		4.7%

		2,425,309	2,567,830		8.5%

Consumer Discretionary

Airlines

Copa Holdings, Class A	4,000	546,498	358,440	Panama	1.2%

Apparel, Footwear & Accessory Design

Kontoor Brands[2]	1,714	18,239	50,220	United States	0.2%

Samsonite International	259,800	773,757	532,782	Hong Kong[3]	1.8%

VF	12,000	292,199	982,560	United States	3.2%

		1,084,195	1,565,562		5.2%

Automobiles

Ford Otomotiv Sanayi	52,500	536,206	495,483	Turkey	1.6%

Home Improvement

Techtronic Industries	140,000	591,316	893,599	Hong Kong	3.0%

		2,758,215	3,313,084		11.0%

Consumer Staples

Food & Drug Stores

Clicks Group	78,000	483,452	1,021,620	South Africa	3.4%

Household Products

Colgate-Palmolive	12,600	657,268	877,212	United States	2.9%

Unilever ADR	14,700	592,155	895,377	United Kingdom	3.0%

		1,249,423	1,772,589		5.9%

Packaged Food

Indofood CBP Sukses Makmur	800,000	424,798	549,424	Indonesia	1.8%

M. Dias Branco	30,000	458,337	295,875	Brazil	1.0%

		883,135	845,299		2.8%

		2,616,010	3,639,508		12.1%

Continued on next page.

26	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 77.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Islamic Banking

BIMB Holdings	531,000	$650,958	$584,704	Malaysia	1.9%

Real Estate Owners & Developers

SM Prime Holdings	1,610,000	619,395	1,231,001	Philippines	4.1%

		1,270,353	1,815,705		6.0%

Health Care

Health Care Facilities

Bangkok Dusit Medical Services	380,000	238,695	306,707	Thailand	1.0%

NVDR

IHH Healthcare	300,000	391,875	393,769	Malaysia	1.3%

KPJ Healthcare	2,535,992	592,100	562,480	Malaysia	1.9%

		1,222,670	1,262,956		4.2%

		1,222,670	1,262,956		4.2%

Industrials

Logistics Services

Kerry Logistics Network	400,000	583,456	649,647	China[3]	2.2%

Rail Freight

Kansas City Southern Industries	6,500	437,054	736,320	United States	2.4%

Transport Support Services

Grupo Aeroportuario Sureste ADR	1,350	297,912	214,083	Mexico	0.7%

		1,318,422	1,600,050		5.3%

Materials

Precious Metal Mining

Barrick Gold	59,748	953,084	742,070	Canada	2.5%

Specialty Chemicals

International Flavors & Fragrances	5,000	706,596	677,100	United States	2.2%

		1,659,680	1,419,170		4.7%

Technology

Application Software

Tencent Holdings ADR	36,000	693,470	1,503,360	China	5.0%

Communications Equipment

Samsung Electronics	23,800	1,048,879	847,324	Korea	2.8%

Sercomm	266,000	725,431	554,071	Taiwan	1.8%

		1,774,310	1,401,395		4.6%

Computer Hardware & Storage

Advantech	90,000	639,269	753,610	Taiwan	2.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	27

Amana Developing World Fund: Schedule of Investments	As of May 31, 2019

Common Stocks – 77.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology (continued)

Electronics Components

Silergy	41,400	$818,841	$586,949	China[3]	2.0%

Semiconductor Devices

Micron Technology[2]	17,000	625,016	554,370	United States	1.8%

Semiconductor Manufacturing

ASM Pacific Technology Limited	44,000	431,593	426,447	China[3]	1.4%

Taiwan Semiconductor ADR	21,000	843,194	805,350	Taiwan	2.7%

		1,274,787	1,231,797		4.1%

		5,825,693	6,031,481		20.0%

Utilities

Power Generation

Manila Electric	80,000	517,224	591,157	Philippines	1.9%

Utility Networks

Enersis Americas ADR	10,000	116,072	79,900	Chile	0.3%

Hong Kong & China Gas	464,119	661,271	1,025,906	China[3]	3.4%

		777,343	1,105,806		3.7%

		1,294,567	1,696,963		5.6%

Total Common Stocks		$20,390,919	$23,346,747		77.4%

Warrants – 0.0%[4]	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials

Islamic Banking

BIMB Holdings Warrants [2]	80,000	$-	$6,300	Malaysia	0.0%	[4]

Total Warrants			6,300		0.0%	[4]

Total investments		$20,390,919	23,353,047		77.4%

Other assets (net of liabilities)			6,799,434		22.6%

Total net assets			$30,152,481		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Non-Income producing security
[3]	Denotes a country or region of primary exposure
[4]	Amount is less than 0.05%

ADR: American Depositary Receipt

NVDR: Thai Non-Voting Depository

Continued on next page.

28	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of May 31, 2019

Countries	(unaudited)

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	29

Amana Developing World Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $20,390,919)	$23,353,047

Cash	7,205,580

Dividends receivable	48,548

Receivable for Fund shares sold	7,658

Prepaid expenses	3,535

Total assets	30,618,368

Liabilities

Payable for securities purchased	431,736

Accrued advisory fees	21,499

Accrued retirement plan custodial fees	3,842

Accrued other expenses	4,765

Accrued distribution fee	3,293

Accrued transfer agent fees	717

Accrued Chief Compliance Officer expenses	33

Payable for Fund shares redeemed	2

Total liabilities	465,887

Net Assets	$30,152,481

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$33,882,237

Total distributable earnings	(3,729,756)

Net assets applicable to Fund shares outstanding	$30,152,481

Net asset value per Investor Share	AMDWX

Net assets, at value	$15,025,867

Shares outstanding	1,610,020

Net asset value, offering and redemption price per share	$9.33

Net asset value per Institutional Share	AMIDX

Net assets, at value	$15,126,614

Shares outstanding	1,615,372

Net asset value, offering and redemption price per share	$9.36

Statement of Operations

Year ended May 31, 2019

Investment income

Dividend income (net of foreign taxes of $59,306)	$482,239

Miscellaneous income	144

Total investment income	482,383

Expenses

Investment adviser fees	245,744

Filing and registration fees	39,447

Distribution fees – Investor Shares	37,360

Custodian fees	13,798

Retirement plan custodial fees

Investor Shares	1

Institutional Shares	9,340

Professional fees	9,092

Printing and postage	6,178

Transfer agent fees

Investor Shares	1,583

Institutional Shares	3,457

Other expenses	1,052

Chief Compliance Officer expenses	877

Trustee fees	786

Total gross expenses	368,715

Less custodian fee credits	(13,697)

Net expenses	355,018

Net investment income	$127,365

Net realized loss from investments and foreign currency	$(1,340,684)

Net decrease in unrealized appreciation on investments and foreign currency	(782,375)

Net loss on investments	$(2,123,059)

Net decrease in net assets resulting from operations	$(1,995,694)

30	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2019	Year ended May 31, 2018

Increase (decrease) in net assets from operations

From operations

Net investment income	$127,365	$110,459

Net realized gain (loss) on investment	(1,340,684)	129,737

Net decrease in unrealized appreciation	(782,375)	(104,247)

Net increase (decrease) in net assets	(1,995,694)	135,949

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(70,733)	(26,968)

Net dividend and distribution to shareholders – Institutional Shares	(77,389)	(42,740)

Total distributions	(148,122)	(69,708	)A

Capital share transactions

Proceeds from the sale of shares

Investor Shares	5,700,242	4,115,209

Institutional Shares	5,624,808	8,339,803

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	70,234	26,829

Institutional Shares	77,238	42,740

Cost of shares redeemed

Investor Shares	(4,730,507)	(3,968,970)

Institutional Shares	(5,546,742)	(6,544,079)

Total capital share transactions	1,195,273	2,011,532

Total increase (decrease) in net assets	(948,543)	2,077,773

Net assets

Beginning of year	31,101,024	29,023,251

End of year	$30,152,481	$31,101,024	B

Shares of the Fund sold and redeemed

Investor Shares (AMDWX)

Number of shares sold	600,650	394,629

Number of shares issued in reinvestment of dividends and distributions	7,813	2,507

Number of shares redeemed	(497,182)	(384,211)

Net increase in number of shares outstanding	111,281	12,925

Institutional Shares (AMIDX)

Number of shares sold	595,303	796,298

Number of shares issued in reinvestment of dividends and distributions	8,563	3,983

Number of shares redeemed	(579,117)	(630,852)

Net increase in number of shares outstanding	24,749	169,429

A	Includes net investment income distributions of $26,968 and $42,740 for Investor Shares and Institutional Shares, respectively.
B	Includes undistributed net investment income of $50,686.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	31

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$10.05	$9.97	$9.38	$10.29	$10.88

Income from investment operations

Net investment incomeA	0.03	0.03	0.04	0.03	0.05

Net gains (losses) on securities (both realized and unrealized)	(0.70)	0.07	0.57	(0.89)	(0.62)

Total from investment operations	(0.67)	0.10	0.61	(0.86)	(0.57)

Less distributions

Dividends (from net investment income)	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)

Total distributions	(0.05)	(0.02)	(0.02)	(0.05)	(0.02)

Net asset value at end of period	$9.33	$10.05	$9.97	$9.38	$10.29

Total return	(6.70)%	0.98%	6.59%	(8.32)%	(5.24)%

Ratios / supplemental data

Net assets ($000), end of period	$15,026	$15,067	$14,820	$17,781	$21,051

Ratio of expenses to average net assets

Before custodian fee credits	1.36%	1.37%	1.35%	1.51%	1.54%

After custodian fee credits	1.31%	1.32%	1.30%	1.45%	1.48%

Ratio of net investment income after custodian fee credits to average net assets	0.35%	0.27%	0.41%	0.37%	0.50%

Portfolio turnover rate	9%	20%	10%	33%	14%

Institutional Shares (AMIDX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	2016	2015

Net asset value at beginning of period	$10.08	$9.99	$9.43	$10.33	$10.91

Income from investment operations

Net investment incomeA	0.05	0.05	0.06	0.06	0.09

Net gains (losses) on securities (both realized and unrealized)	(0.72)	0.07	0.57	(0.89)	(0.63)

Total from investment operations	(0.67)	0.12	0.63	(0.83)	(0.54)

Less distributions

Dividends (from net investment income)	(0.05)	(0.03)	(0.07)	(0.07)	(0.04)

Total distributions	(0.05)	(0.03)	(0.07)	(0.07)	(0.04)

Net asset value at end of period	$9.36	$10.08	$9.99	$9.43	$10.33

Total Return	(6.58)%	1.17%	6.74%	(8.00)%	(4.96)%

Ratios / supplemental data

Net assets ($000), end of period	$15,127	$16,034	$14,203	$7,340	$8,442

Ratio of expenses to average net assets

Before custodian fee credits	1.19%	1.19%	1.14%	1.20%	1.24%

After custodian fee credits	1.14%	1.14%	1.09%	1.14%	1.18%

Ratio of net investment income after custodian fee credits to average net assets	0.54%	0.44%	0.65%	0.67%	0.86%

Portfolio turnover rate	9%	20%	10%	33%	14%

A	Calculated using average shares outstanding

32	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2019)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAPX)[2]	4.70%	n/a	n/a	0.87%

Institutional Shares (AMIPX)[2]	4.93%	n/a	n/a	0.62%

FTSE Sukuk Index	7.24%	3.50%	5.03%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $10,848 versus $11,469 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 28, 2018, and incorporates results for the fiscal year ended May 31, 2018. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings

% of Total Net Assets

Majid Al Futtaim (4.50% due 11/03/2025)	4.3%

Oman Sovereign (4.397% due 06/01/2024)	4.3%

State of Qatar (3.241% due 01/18/2023)	4.3%

Emirates Islamic Bank (3.542% due 05/31/2021)	4.3%

Al Shindagha (3.776% due 11/26/2019)	4.3%

Qatar International Bank (2.754% due 10/27/2020)	4.2%

Investment Corporate of Dubai (3.508% due 05/21/2020)	4.2%

Dubai International Finance Centre (4.325% due 11/12/2024)	4.0%

Emaar Malls (4.564% due 06/18/2024)	4.0%

DP World Crescent (3.908% due 05/31/2023)	4.0%

Portfolio Diversification

% of Total Net Assets

Consumer Discretionary	8.6%	∎
Energy	3.9%	∎
Financials	33.8%	∎
Health Care	3.4%	∎
Industrials	4.0%	∎
Materials	4.0%	∎
Technology	2.4%	∎
Utilities	7.6%	∎
Foreign Government Sukuk	24.5%	∎
Other assets (net of liabilities)	7.8%	∎

Annual Report	May 31, 2019	33

Amana Participation Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2019

For the year ending, May 31, 2019, Amana Participation Fund Investor Shares returned 4.70% with Institutional Shares returning 4.93%, compared to the FTSE Sukuk Index which gained 7.24%. The underperformance can be attributed to several factors including differences in the Fund’s composition relative to the benchmark.

The Amana Participation Fund is required to maintain a dollar-weighted average maturity between two to five years to mitigate duration risk. This in turn helps the Fund to meet its primary objective of capital preservation. For example, as of March 31, 2019, the FTSE Sukuk Index retained an allocation of 33.83% to sukuk issues with a maturity in excess of 7 years while the Fund held only 7.85%.

Additionally, the Amana Participation Fund is more diversified compared to the FTSE Sukuk Index. For example, as of March 31, 2019, the top four securities represented a massive 56.95% of the Index. Two of the issues, the Kingdom of Saudi Arabia and Saudi Electric, represented a 21.54% exposure to Saudi Arabia, compared to the Fund’s 6.27% exposure. In contrast, the top four holdings of the Fund represented 17.35% of the Fund’s net assets with the largest issuer, Flydubai, coming in at 4.53%. Further, the Index allocated 20.56% to Indonesia while the Fund had 2.84%.1

As of May 31, 2019, the Amana Participation Fund held 27 issues and reported a modified duration of 3.41 years. The 30-day yield was 2.70% for the Investor Shares and 2.94% for the Institutional Shares.

Factors Affecting Past Performance

We are pleased to report that the Amana Participation Fund has grown to $76.3 million assets under management, reflecting a 21.3% year-over-year increase from our prior reporting period. We take great pride in offering the Islamic community the only income focused fund entirely dedicated to Sharia compliant certificates (sukuk) in the US.

We continue to see broader acceptance of sukuk taking place in the capital markets. In August 2018, JP Morgan announced that it would add sukuk to its emerging market bond indices, including the EMBI Global Diversified series against which Reuters estimates $313 billion is benchmarked.

Sukuk issuance has steadily increased over each of the past four quarters. Total sukuk issuance in the first quarter of 2019 was $27.1 billion, representing a 30.9% increase from $20.7 billion in the fourth quarter of 2018. For the trailing 12 months ending in the first quarter of 2019, total sukuk issuance was $78.3 billion, down -13.3% from the $90.3 billion issued in the prior 12-month period ending in the first quarter of 2018. The lower trailing twelve-month issuance, along with an anticipated increase in investor demand, may mean demand exceeds supply in the near term.

Challenges remain in the market as many GCC members continue to face fiscal shortfalls. However, conditions have materially improved for some with the rise in the price of oil.

Quarterly Sukuk Issuance 2017- Q1 2019

KAMCO Research, a Kuwaiti based investment and research firm, projected budget deficits for the GCC region to fall 82% in 2018. Despite the fiscal improvements, the region still remains overly dependent on the hydrocarbon industry while regional relations remain fractured as Qatar’s sequestration, both economically and politically (following a surprise move by Saudi Arabia, UAE, Bahrain, and Egypt) entered its second year this June.

Looking Forward

We continue to see the Gulf Cooperative Council (GCC) providing a supportive and constructive investment climate. Despite the International Monetary Fund (IMF) downgrading its 2019 growth forecast for the region, its 2020 outlook remains largely unchanged and positively balanced. For example, in January of 2019, the IMF downgraded its 2019 growth projections by -0.30% to 2.4% while keeping 2020 growth projections unchanged at 3.0%.

The Federal Reserve’s Open Market Committee (FOMC) announcement to leave interest rates unchanged while also indicating no further interest rate increases for the year on March 20, 2019, is also supportive – a decision they upheld at their June 19, 2019 meeting. We expect the GCC region to benefit from the FOMC’s decision as it is likely to reduce future borrowing costs while also encouraging additional capital deployment and other fiscally stimulative programs. We also expect the steady rise in oil prices throughout the first quarter to be positive for the region as it increases government revenues. For example, on December 31, 2018, the closing price of oil was $45.61 which rose to $53.50 on May 31, 2019, a 17.3% increase.

Over the upcoming year we will continue to focus on owning US dollar-denominated investments offered by high-quality issuers that we believe are positioned to endure political challenges.

[1]	Figures used in this paragraph are dated as of March 31, 2019, as these are the most recently available figures for the Index.

34	May 31, 2019	Annual Report

Amana Participation Fund: Schedule of Investments	As of May 31, 2019

Corporate Sukuk – 67.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Consumer Discretionary

Al Shindagha[2]	3.776% due 11/26/2019	3,250,000	$3,249,194	United Arab Emirates	4.3%

Majid Al Futtaim[2]	4.50% due 11/03/2025	3,250,000	3,318,757	United Arab Emirates	4.3%

			6,567,951		8.6%

Energy

Petronas Global[3]	2.707% due 03/18/2020	3,000,000	2,997,330	Malaysia	3.9%

			2,997,330		3.9%

Financials

Aldar Investment[2]	4.75% due 09/29/2025	1,000,000	1,041,508	United Arab Emirates	1.4%

Dubai International Bank[2]	2.921% due 06/03/2020	3,000,000	2,982,327	United Arab Emirates	3.9%

Dubai International Finance Centre[2]	4.325% due 11/12/2024	3,000,000	3,061,485	United Arab Emirates	4.0%

Emaar Malls[2]	4.564% due 06/18/2024	3,000,000	3,060,561	United Arab Emirates	4.0%

Emirates Islamic Bank[2]	3.542% due 05/31/2021	3,250,000	3,255,389	United Arab Emirates	4.3%

Investment Corporate of Dubai[2]	3.508% due 05/21/2020	3,225,000	3,215,128	United Arab Emirates	4.2%

Noor Sukuk[2]	2.788% due 04/28/2020	3,000,000	2,977,524	United Arab Emirates	3.9%

Qatar International Bank[2]	2.754% due 10/27/2020	3,250,000	3,222,758	Qatar	4.2%

SIB Sukuk Co III[2]	3.084% due 09/08/2021	3,000,000	2,968,494	United Arab Emirates	3.9%

			25,785,174		33.8%

Health Care

NMC Healthcare[2]	5.95% due 11/21/2023	2,500,000	2,603,453	United Arab Emirates	3.4%

			2,603,453		3.4%

Industrials

DP World Crescent[2]	3.908% due 05/31/2023	3,000,000	3,047,352	United Arab Emirates	4.0%

			3,047,352		4.0%

Materials

Equate Sukuk Spc[2]	3.944% due 02/21/2024	3,000,000	3,037,911	United Arab Emirates	4.0%

			3,037,911		4.0%

Technology

Axiata[2]	4.357% due 03/24/2026	1,750,000	1,827,194	Malaysia	2.4%

			1,827,194		2.4%

Utilities

Saudi Electric Global[2]	4.00% due 04/08/2024	1,500,000	1,542,642	Saudi Arabia	2.0%

Saudi Electric Global[3]	4.00% due 04/08/2024	1,500,000	1,538,970	Saudi Arabia	2.0%

TNB Global Ventures Capital[2]	3.244% due 10/19/2026	2,790,000	2,730,484	Malaysia	3.6%

			5,812,096		7.6%

Total Corporate Sukuk			$51,678,461		67.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	35

Amana Participation Fund: Schedule of Investments	As of May 31, 2019

Government Sukuk – 24.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Sukuk

Department of Finance Dubai[2]	3.875% due 01/30/2023	$2,750,000	$2,772,184	United Arab Emirates	3.7%

Kingdom of Saudi Arabia[2]	3.628% due 04/20/2027	3,000,000	3,035,445	Saudi Arabia	4.0%

Oman Sovereign[2]	4.397% due 06/01/2024	3,500,000	3,302,674	Oman	4.3%

Perusahaan Penerbit SBSN[2]	3.75% due 03/01/2023	500,000	506,000	Indonesia	0.7%

Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	1,485,000	1,548,855	Indonesia	2.0%

RAK Capital[2]	3.094% due 03/31/2025	1,750,000	1,707,772	United Arab Emirates	2.2%

Sharjah[2]	3.764% due 09/17/2024	2,500,000	2,529,995	United Arab Emirates	3.3%

State of Quatar[2]	3.241% due 01/18/2023	3,250,000	3,297,593	Qatar	4.3%
Total Government Sukuk			18,700,518		24.5%

Total investments	(Cost $70,361,745)		$70,378,979		92.2%

Other assets (net of liabilities)			5,948,981		7.8%

Total net assets			$76,327,960		100.0%

[1]	Country of activity
[2]

(2) Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the aggregate value of these securities was $65,842,679 representing 86.3% of net assets.

[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2019, the net value of these securities was $4,536,300 representing 5.9% of net assets.

Sukuk Quality Diversification

% of Total Net Assets

Rated “AA-”	4.3%	∎
Rated “A+”	4.0%	∎
Rated “A-”	15.7%	∎
Rated “BBB+”	15.1%	∎
Rated “BBB”	8.6%	∎
Rated “BBB-”	14.3%	∎
Rated “BB+”	3.4%	∎
Not rated	26.8%	∎
Other assets (net of liabilities)	7.8%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

36	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statement of Assets and Liabilities

As of May 31, 2019

Assets

Investments in securities, at value (Cost $70,361,745)	$70,378,979

Cash	5,392,958

Dividends and Income	600,581

Receivable for Fund shares sold	69,930

Prepaid expenses	1,647

Total assets	76,444,095

Liabilities

Payable for Fund shares redeemed	58,243

Accrued advisory fees	32,098

Distributions payable	8,855

Accrued distribution fee	4,323

Accrued legal fees	3,934

Accrued audit fees	3,750

Accrued other expenses	3,543

Accrued retirement plan custodial fees	1,210

Accrued Chief Compliance Officer expenses	179

Total liabilities	116,135

Net Assets	$76,327,960

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$76,402,431

Total distributable earnings	(74,471)

Net assets applicable to Fund shares outstanding	$76,327,960

Net asset value per Investor Share	AMAPX

Net assets, at value	$20,611,917

Shares outstanding	2,067,915

Net asset value, offering and redemption price per share	$9.97

Net asset value per Institutional Share	AMIPX

Net assets, at value	$55,716,043

Shares outstanding	5,569,875

Net asset value, offering and redemption price per share	$10.00

Statement of Operations

Year ended May 31, 2019

Investment income

Sukuk Income	$2,233,809

Miscellaneous income	51

Total investment income	2,233,860

Expenses

Investment adviser fees	335,549

Filing and registration fees	56,315

Distribution fees – Investor Shares	48,096

Professional Fees	13,595

Custodian fees	12,597

Retirement plan custodial fees

Investor Shares	50

Institutional Shares	3,595

Printing and postage	3,586

Chief Compliance Officer expenses	1,802

Trustee fees	1,694

Other expenses	1,425

Total gross expenses	478,304

Less custodian fee credits	(12,356)

Net expenses	465,948

Net investment income	$1,767,912

Net realized loss from investments	$(86,865)

Net increase in unrealized appreciation on investments	1,569,855

Net gain on investments	$1,482,990

Net increase in net assets resulting from operations	$3,250,902

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	37

Amana Participation Fund

Statements of Changes in Net Assets	Year ended May 31, 2019	Year ended May 31, 2018

Increase in net assets from operations

From operations

Net investment income	$1,767,912	$1,188,044

Net realized loss on investment	(86,865)	(2,029)

Net increase (decrease) in unrealized appreciation	1,569,855	(1,764,225)

Net increase (decrease) in net assets	3,250,902	(578,210)

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(475,489)	(316,414)

Net dividend and distribution to shareholders – Institutional Shares	(1,293,613)	(871,630)

Total distributions	(1,769,102)	(1,188,044	)A

Capital share transactions

Proceeds from the sale of shares

Investor Shares	11,499,129	11,944,335

Institutional Shares	21,437,817	27,010,316

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	473,242	314,337

Institutional Shares	1,193,653	791,141

Early redemption fees retained

Investor Shares	-	398

Institutional Shares	-	884

Cost of shares redeemed

Investor Shares	(9,962,780)	(5,585,736)

Institutional Shares	(12,736,777)	(7,981,340)

Total capital share transactions	11,904,284	26,494,335

Total increase in net assets	13,386,084	24,728,081

Net assets

Beginning of year	62,941,876	38,213,795

End of year	$76,327,960	62,941,876

Shares of the Fund sold and redeemed

Investor Shares (AMAPX)

Number of shares sold	1,173,103	1,202,404

Number of shares issued in reinvestment of dividends and distributions	48,219	31,650

Number of shares redeemed	(1,019,517)	(560,823)

Net increase in number of shares outstanding	201,805	673,231

Institutional Shares (AMIPX)

Number of shares sold	2,175,807	2,697,778

Number of shares issued in reinvestment of dividends and distributions	121,111	79,448

Number of shares redeemed	(1,294,286)	(800,994)

Net increase in number of shares outstanding	1,002,632	1,976,232

A	Includes net investment income distributions of $316,414 and $871,630 for Investor Shares and Institutional Shares, respectively.

38	May 31, 2019	Annual Report	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)	Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$9.76	$10.07	$10.02	$10.00

Income from investment operations

Net investment incomeB	0.24	0.22	0.21	0.10

Net gain (losses) on securities (both realized and unrealized)	0.21	(0.31)	0.07	(0.01)

Total from investment operations	0.45	(0.09)	0.28	0.09

Less distributions

Dividends (from net investment income)	(0.24)	(0.22)	(0.22)	(0.07)

Distribution (from capital gains)	-	-	(0.01)	-

Total distributions	(0.24)	(0.22)	(0.23)	(0.07)

Paid-in capital from early redemption feesC	n/a	0.00	0.00	0.00

Net asset value at end of period	$9.97	$9.76	$10.07	$10.02

Total ReturnD	4.70%	(0.94)%	2.87%	0.91%

Ratios / supplemental data

Net assets ($000), end of period	$20,612	$18,212	$12,014	$3,016

Ratio of expenses to average net assets

Before custodian fee creditsE	0.88%	0.87%	0.92%	1.12%

After custodian fee creditsE	0.87%	0.85%	0.91%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsE	2.46%	2.18%	2.14%	1.53%

Portfolio turnover rateD	22%	7%	23%	0%

Institutional Shares (AMIPX)	Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$9.79	$10.11	$10.05	$10.00

Income from investment operations

Net investment incomeB	0.27	0.24	0.24	0.07

Net gains (losses) on securities (both realized and unrealized)	0.21	(0.32)	0.06	0.04

Total from investment operations	0.48	(0.08)	0.30	0.11

Less distributions

Dividends (from net investment income)	(0.27)	(0.24)	(0.23)	(0.06)

Distribution (from capital gains)	-	-	(0.01)	-

Total distributions	(0.27)	(0.24)	(0.24)	(0.06)

Paid-in capital from early redemption feesC	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.00	$9.79	$10.11	$10.05

Total ReturnD	4.93%	(0.80)%	3.09%	1.10%

Ratios / supplemental data

Net assets ($000), end of period	$55,716	$44,729	$26,200	$12,727

Ratio of expenses to average net assets

Before custodian fee creditsE	0.64%	0.62%	0.68%	0.72%

After custodian fee creditsE	0.63%	0.60%	0.67%	0.72%

Ratio of net investment income after custodian fee credits to average net assetsE	2.70%	2.45%	2.38%	0.99%

Portfolio turnover rateD	22%	7%	23%	0%

A	Operations commenced on 9/28/2015
B	Calculated using average shares outstanding
C	Amount is less than $0.01
D	Not annualized for periods of less than one year
E	Annualized for period of less than one year

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2019	39

Notes to Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust (“Prior Trust”) organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security’s fair value.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and

40	May 31, 2019	Annual Report

Notes to Financial Statements (continued)

expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund’s share classes. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Share Valuation Inputs as of May 31, 2019
	Level 1	Level 2	Level 3
Funds	Quoted Price	Significant Observable Input	Significant Unobservable Input	Total

Income Fund

Common Stocks[1]	$1,243,557,238	$-	$-	$1,243,557,238

Total Assets	$1,243,557,238	$-	$-	$1,243,557,238

Growth Fund

Common Stocks[1]	$1,820,984,494	$-	$-	$1,820,984,494

Total Assets	$1,820,984,494	$-	$-	$1,820,984,494

Developing World Fund

Common Stocks

Communications	$1,965,606	$602,224	$-	$2,567,830

Consumer Discretionary	$1,391,220	$1,921,864	$-	$3,313,084

Consumer Staples	$1,772,589	$1,866,919	$-	$3,639,508

Financials	$-	$1,815,705	$-	$1,815,705

Health Care	$-	$1,262,956	$-	$1,262,956

Industrials	$950,403	$649,647	$-	$1,600,050

Materials	$1,419,170	$-	$-	$1,419,170

Technology	$2,863,080	$3,168,401	$-	$6,031,481

Utilities	$79,900	$1,617,063	$-	$1,696,963

Total Common Stocks	$10,441,968	$12,904,779	$-	$23,346,747

Warrants[1]	$-	$6,300	$-	$6,300

Total Assets	$10,441,968	$12,911,079	$-	$23,353,047

Participation Fund

Corporate Sukuk[1]	$-	$51,678,461	$-	$51,678,461

Government Sukuk[1]	$-	$18,700,518	$-	$18,700,518

Total Assets	$-	$70,378,979	$-	$70,378,979

During the year ended May 31, 2019, no Fund had transfers between Level 1, Level 2, and Level 3.

[1]	See the Schedule of Investments for additional details.

Annual Report	May 31, 2019	41

Notes to Financial Statements (continued)

Level 1	— Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 41 is a summary of the inputs used as of May 31, 2019, in valuing the Funds’ investments carried at fair value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During a previous fiscal period, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of May 31, 2019, by risk category are as follows:

Developing World Fund

Statement of Assets and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives

Investments in securities, at value	Warrants	$6,300
	Total	$6,300

Statement of Operations Effects

Developing World Fund

Derivatives not designated as hedging instruments	Realized Gain (Loss)	Changes in Unrealized Gain

Warrants	$-	$2,079

Total	$-	$2,079

The average monthly notional amount of warrants during the fiscal year ended May 31, 2019, was $91,693.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds’ custodian or other banks. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2016 – 2018) or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

42	May 31, 2019	Annual Report

Notes to Financial Statements (continued)

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of fiscal year ended May 31, 2019, and have no effect on net assets or NAV per share.

	Developing World Fund	Participation Fund

Distributed earnings	$19,458	$1,190

Paid-in capital	$(19,458)	$(1,190)

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Note 3 – Transactions with Affiliated Persons

Under a contract approved annually by Amana’s independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Prior to January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.95% on the first $500 million of a Fund’s average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay a lower advisory and administration fee of 0.85% on the first $1 billion of a Fund’s average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal year ended May 31, 2019, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees

Income Fund	$10,997,138

Growth Fund	$14,999,230

Developing World Fund	$245,744

Participation Fund	$335,549

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per active account per month for each Fund other than the Participation Fund. For the fiscal year ended May 31, 2019, the Funds paid the following transfer agent fees to Saturna Capital:

Transfer agent fees

Income Fund Investor Shares (AMANX)	$12,430

Income Fund Institutional Shares (AMINX)	$16,355

Growth Fund Investor Shares (AMAGX)	$15,917

Growth Fund Institutional Shares (AMIGX)	$21,136

Developing World Fund Investor Shares (AMDWX)	$1,583

Developing World Fund Institutional Shares (AMIDX)	$3,457

Participation Fund Investor Shares (AMAPX)	n/a

Participation Fund Institutional Shares (AMIPX)	n/a

Annual Report	May 31, 2019	43

Notes to Financial Statements (continued)

Saturna Brokerage Services, Inc. (“SBS”), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2019, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees

Income Fund Investor Shares (AMANX)	$2,156,144

Income Fund Institutional Shares (AMINX)	n/a

Growth Fund Investor Shares (AMAGX)	$3,048,273

Growth Fund Institutional Shares (AMIGX)	n/a

Developing World Fund Investor Shares (AMDWX)	$37,360

Developing World Fund Institutional Shares (AMIDX)	n/a

Participation Fund Investor Shares (AMAPX)	$48,096

Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal year ended May 31, 2019, Saturna Capital spent an additional $3,172,692 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered “revenue sharing.” Any such payments will not change the net asset value or the price of a Fund’s shares.

SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2019, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees

Income Fund Investor Shares (AMANX)	$44

Income Fund Institutional Shares (AMINX)	$46,175

Growth Fund Investor Shares (AMAGX)	$58

Growth Fund Institutional Shares (AMIGX)	$60,846

Developing World Fund Investor Shares (AMDWX)	$1

Developing World Fund Institutional Shares (AMIDX)	$9,340

Participation Fund Investor Shares (AMAPX)	$50

Participation Fund Institutional Shares (AMIPX)	$3,595

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2019, the Funds paid trustee compensation expenses of $54,000, which is included in the $81,785 of total expenses paid for the independent Trustees.

On May 31, 2019, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates’ ownership

Income Fund Investor Shares (AMANX)	0.02%

Income Fund Institutional Shares (AMINX)	2.67%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.28%

Developing World Fund Investor Shares (AMDWX)	1.50%

Developing World Fund Institutional Shares (AMIDX)	15.79%

Participation Fund Investor Shares (AMAPX)	0.11%

Participation Fund Institutional Shares (AMIPX)	7.85%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended May 31, 2019, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Income Fund	$37,818

Growth Fund	$51,282

Developing World Fund	$877

Participation Fund	$1,802

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the year ended May 31, 2019, and the fiscal year ended May 31, 2018, were as follows:

Income Fund	May 31, 2019	May 31, 2018

Ordinary income	$17,422,538	$16,798,544

Long-term capital gain[1]	$61,057,927	$64,192,214

Growth Fund	May 31, 2019	May 31, 2018

Ordinary income[2]	$8,722,302	$8,649,304

Long-term capital gain[1]	$49,640,276	$158,323,452

Developing World Fund	May 31, 2019	May 31, 2018

Ordinary income[2]	$148,122	$69,708

Participation Fund	May 31, 2019	May 31, 2018

Ordinary income	$1,769,102	$1,188,044

[1]	Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

[2]	By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

44	May 31, 2019	Annual Report

Notes to Financial Statements (continued)

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2019, were as follows:

	Income Fund	Growth Fund

Cost of investments	$495,651,039	$475,809,752

Gross unrealized appreciation	$752,014,599	$1,345,174,742

Gross unrealized depreciation	$(4,108,400)	$-

Net unrealized appreciation	$747,906,199	$1,345,174,742

	Developing World Fund	Participation Fund

Cost of investments	$20,390,919	$70,361,745

Gross unrealized appreciation	$5,115,448	$376,097

Gross unrealized depreciation	$(2,153,320)	$(358,863)

Net unrealized appreciation	$2,962,128	$17,234

As of May 31 2019, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$119,516

Accumulated capital gains	$40,760,274

Tax accumulated earnings	$40,879,790

Accumulated capital and other losses	$(1,672)

Unrealized appreciation	$747,906,199

Total accumulated earnings	$788,784,317

Growth Fund

Undistributed ordinary income	$3,320,766

Accumulated capital gains	$24,334,984

Tax accumulated earnings	$27,655,750

Unrealized appreciation	$1,345,174,742

Total accumulated earnings	$1,372,830,492

Developing World Fund

Undistributed ordinary income	$22,092

Tax accumulated earnings	$22,092

Accumulated capital and other losses	$(6,713,673)

Unrealized appreciation	$2,962,128

Other unrealized gains	$(303)

Total accumulated losses	$(3,729,756)

Participation Fund

Accumulated capital and other losses	$(91,705)

Unrealized appreciation	$17,234

Total accumulated earnings	$(74,471)

At May 31, 2019, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund

Short-term loss carryforwards no expiration	$-	$-	$1,132,337	$22,504

Long-term loss carryforwards no expiration	$-	$-	$4,480,616	$34,301

Total capital loss carryforwards	$-	$-	$5,612,953	$56,805

Post-October loss deferral[1]	$1,672	$-	$1,100,720	$34,900

[1]	Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

Note 6 – Investments

During the fiscal year ended May 31, 2019, the Funds purchased and sold the following amounts of securities.

Purchases		Sales

Income Fund	$18,458,036	$95,503,253

Growth Fund	$-	$46,525,752

Developing World Fund	$2,034,664	$2,713,599

Participation Fund	$22,721,331	$14,013,235

Note 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2019, such reductions were as follows:

Custodian Fee Credits

Income Fund	$56,225

Growth Fund	$78,343

Developing World Fund	$13,697

Participation Fund	$12,356

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	May 31, 2019	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Amana Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Amana Income Fund, the Amana Growth Fund, the Amana Developing World Fund and the Amana Participation Fund (the “Funds”), each a series of Amana Mutual Funds Trust (the “Trust”), including the schedules of investments, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, except for the Amana Participation Fund in which the financial highlights are for each of the three years in the period then ended and for the period September 28, 2015 (commencement of operations) to May 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

July 19, 2019

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

46	May 31, 2019	Annual Report

Expenses	(unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018 to May 31, 2019).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2018]	Ending Account Value [May 31, 2019]	Expenses Paid During Period	Annualized Expense Ratio

Income Fund

Investor Shares (AMANX), Actual	$1,000.00	$993.90	$5.51	1.11%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.58	1.11%

Institutional Shares (AMINX), Actual	$1,000.00	$995.40	$4.32	0.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.37	0.87%

Growth Fund

Investor Shares (AMAGX), Actual	$1,000.00	$1,050.30	$5.51	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.42	1.08%

Institutional Shares (AMIGX), Actual	$1,000.00	$1,051.60	$4.27	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.21	0.84%

Developing World Fund

Investor Shares (AMDWX), Actual	$1,000.00	$1,010.50	$6.43	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.53	$6.46	1.28%

Institutional Shares (AMIDX), Actual	$1,000.00	$1,011.50	$5.60	1.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.37	$5.62	1.12%

Participation Fund

Investor Shares (AMAPX), Actual	$1,000.00	$1,038.70	$4.55	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.51	0.90%

Institutional Shares (AMIPX), Actual	$1,000.00	$1,039.80	$3.33	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.30	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2018, through May 31, 2019), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

Annual Report	May 31, 2019	47

Trustees and Officers	(unaudited)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

INDEPENDENT TRUSTEES

(photo omitted)	M. Yaqub Mirza, PhD (72) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014); Independent Trustee (since 2009); Vice Chairman (2009 to 2014); Independent Trustee (1987 to 2003); Chairman (2000 to 2003); Executive Committee (Chairman); Audit and Compliance Committee;

Four

			CEO, Sterling Management Group, Inc. (financial services)	None

(photo omitted)	Iqbal J. Unus, PhD (75) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Four	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None

(photo omitted)	Miles K. Davis, PhD (59) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Four

President, Linfield College

Former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University;

Former Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None

(photo omitted)	Ronald H. Fielding MA, MBA, CFA (70) 1300 N. State Street Bellingham, WA 98225	Independent Trustee[1] (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Thirteen	Director, ICI Mutual Insurance Company	Saturna Investment Trust

INTERESTED TRUSTEE

(photo omitted)	Nicholas F. Kaiser, MBA, CFA (73) 1300 N. State Street Bellingham, WA 98225	President, Trustee (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Four	Chairman, Saturna Capital Corporation (the Trust’s investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	None

48	May 31, 2019	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

OFFICERS WHO ARE NOT TRUSTEES

(photo omitted)	Jane Carten MBA (44) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A

(photo omitted)	Christopher R. Fankhauser (47) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A

(photo omitted)	Michael E. Lewis (57) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A

(photo omitted)	Jacob A. Stewart (38) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Nicole Trudeau (40) 1300 N. State Street Bellingham, WA 98225	Secretary[1] (since 2018); N/A	Chief Legal Officer, Saturna Capital Corporation; Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young LLP; Partner, K&L Gates LLP	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana’s Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2019, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates’ ownership

Income Fund Investor Shares (AMANX)	0.02%

Income Fund Institutional Shares (AMINX)	2.67%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.28%

Developing World Fund Investor Shares (AMDWX)	1.50%

Developing World Fund Institutional Shares (AMIDX)	15.79%

Participation Fund Investor Shares (AMAPX)	0.11%

Participation Fund Institutional Shares (AMIPX)	7.85%

During the year ended May 31, 2019, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2019, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Income and Growth Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Amana Income or Growth Fund portfolios earn a 4 or 5 star rating from Morningstar (see pages 6 and 7). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2019, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $19 million.

[1]	Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2019	49

Except or this legend, this page has been left blank intentionally.

50	May 31, 2019	Annual Report

Availability of Quarterly Portfolio Information

(1)	The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2)	The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.

(3)

The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(4)	The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www. amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www.amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	May 31, 2019	51

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

SATURNA CAPITAL

1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	UMB Bank Kansas City, MO
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

2. Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at https://www.saturna.com/code-ethics

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2019, and 2018, the aggregate audit fees billed for professional services rendered by the principal accountant were $88,000 and $88,000, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2019, and 2018.

(c) Tax Fees
For the fiscal years ending May 31, 2019, and 2018, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $14,400 and $14,400 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2019, and 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2019, and 2018 were:

	Fiscal Year Ended
	May 2019	May 2019
All other fees:	$14,400	$14,400

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2019, and 2018 were:

Fiscal Year Ended
	May 2019	May 2018
All other fees:	None	None

(h) Registrant's Audit Committee
The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

5. Audit Committee of Listed Registrants

Not applicable.

6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 4, 2019, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 30, 2019
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 30, 2019
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

July 30, 2019
Date